MERRILL LYNCH
GROWTH FUND




FUND LOGO




Semi-Annual Report

April 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER


For the quarter ended April 30, 1999, Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of -3.86%, -4.08%, -4.11% and -3.92%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)


Investment Strategy
As outlined in the revised prospectus dated May 17, 1999, Merrill Lynch Growth Fund's revised investment strategy places greater emphasis on growth in earnings, revenues, cash flow or EBITDA (earnings before interest, taxes, depreciation and amortization)--and de-emphasizes undervalued securities--in pursuit of its investment objective. We believe that the portfolio management team is successfully positioning the Fund according to this investment approach.

Although real estate investment trusts and energy were two significant areas of investment for the Fund in the recent past, we recently reduced or eliminated these positions because, in our judgment, they have limited growth potential. This strategy had negative short-term investment results for the Fund relative to its prior holdings. However, the Fund performed in line with growth stocks in general during the April quarter. Furthermore, we believe that over the longer term our portfolio restructuring will benefit performance.

Two new holdings illustrate what we are looking for in portfolio candidates: Tyco International Ltd. and MCI WorldCom Inc. Tyco is a diversified manufacturing company that has grown rapidly, largely through acquisitions. The company's management team appears to consist of highly efficient business operators, especially in terms of cutting overhead and controlling costs, and also appears to have the ability to make good strategic acquisitions. The management team has also successfully motivated those employees who it wanted to retain from acquired firms to achieve exceptional results. The company operates four main businesses: healthcare and specialty product, fire and security devices, flow control products, and electrical and electronic components. We expect that some of the company's recent acquisitions set the stage for very strong earnings results over the next few years.

MCI WorldCom is well positioned to become one of a handful of dominant global providers in the rapidly consolidating worldwide telecommunications industry. The company has a superior collection of assets supplying end-to-end connectivity in both domestic and foreign markets. In addition, it is highly exposed to the fastest-growing segments of the communications sector: data, Internet and international traffic. We believe that WorldCom is just beginning to reap the benefits of its merger with MCI, which will be evident in faster revenue growth, EBITDA margin expansion, and strong earnings growth. Finally, an outstanding management team leads the firm with an excellent track record with respect to strategy, execution, and creation of shareholder value.

Our major disappointment during the April quarter was our investment in McKesson HBOC, Inc. The company is a newly combined entity of McKesson, which had been a highly successful drug distribution business, and HBOC, the leader in information systems for the healthcare sector. Both companies were generally very well regarded before their January 1999 merger. We thought that with McKesson we were getting a company that would increase its economic value at an above-average rate that was valued as though it was a below-average company. Unfortunately, on April 28, 1999, the company announced that an audit had uncovered that HBOC's revenues had been overstated. This announcement was particularly surprising, since the company's chief executive officer had recently assured investors that all businesses were on track and that he was confident that the company would earn $3.00 per share in fiscal year 2000. This positive statement is completely inconsistent with the subsequent revelation of overstated earnings. With the decline in McKesson HBOC's stock price, by April month-end it was no longer one of our largest holdings.


Merrill Lynch Growth Fund
April 30, 1999


In Conclusion
In the months ahead, we expect to continue implementing our new investment strategy. Our aim is to have approximately 60%--65% of the Fund's assets invested in our top 20 holdings, with perhaps another 20 stocks comprising the rest of the Fund. If we are able to invest in good companies with good business prospects, we hope to be long-term holders of their shares and participate in their expected growth.

We thank you for your investment in Merrill Lynch Growth Fund, and look forward to reviewing our outlook and strategy of the portfolio's team with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



June 8, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Growth Fund's Board of Trustees.We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.


Merrill Lynch Growth Fund
April 30, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        -30.23%        -33.89%
Five Years Ended 3/31/99                  + 8.42         + 7.26
Ten Years Ended 3/31/99                   +12.75         +12.14

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        -30.95%        -33.68%
Five Years Ended 3/31/99                  + 7.32         + 7.32
Ten Years Ended 3/31/99                   +11.60         +11.60

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        -30.97%        -31.65%
Inception (10/21/94)
through 3/31/99                           + 7.51         + 7.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -30.40%        -34.06%
Inception (10/21/94)
through 3/31/99                           + 8.35         + 7.04

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Growth Fund
April 30, 1999


PERFORMANCE DATA (concluded)


Recent Performance Results
                                                                                    Ten Years/
                                                   12 Month        3 Month       Since Inception
                                                 Total Return    Total Return      Total Return
ML Growth Fund Class A Shares*                      -32.31%          -3.86%           +206.23%
ML Growth Fund Class B Shares*                      -32.98           -4.08            +176.39
ML Growth Fund Class C Shares*                      -33.02           -4.11            + 33.76
ML Growth Fund Class D Shares*                      -32.45           -3.92            + 38.63
Standard & Poor's 500 Index**                       +21.82           +4.67        +461.10/+214.47

 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.

**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended
  4/30/99 and from 10/21/94 to 4/30/99, respectively.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Stephen I. Silverman, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Growth Fund
April 30, 1999


SCHEDULE OF INVESTMENTS
                          Shares                                                                     Value      Percent of
Industries                 Held          Long-Term Investments                       Cost          (Note 1a)    Net Assets
Automotive Products      206,000   ++General Motors Corp. (Class H)            $    7,582,860   $   11,407,250        0.4%

Banking & Financial    2,267,670     Lloyds TSB Group PLC                          30,062,489       36,527,742        1.2
Services               3,885,000     Safra Republic Holdings                       67,168,875      169,429,901        5.7
                                                                               --------------   --------------      ------
                                                                                   97,231,364      205,957,643        6.9

Capital Equipment        346,800     Hewlett-Packard Co.                           26,761,189       27,353,850        0.9

Capital Goods--          271,900   ++National Instruments Corp.                     5,667,721        9,244,600        0.3
Industrial

Capital Goods--        1,455,000   ++Maxim Integrated Products, Inc.               43,773,356       81,480,000        2.7
Technology

Chemicals              1,762,700     Monsanto Co.                                  79,435,292       79,762,175        2.7

Commercial Services    2,176,700   ++Convergys Corp.                               39,918,070       40,541,038        1.3

Communications           478,827   ++Cisco Systems, Inc.                           52,758,445       54,616,205        1.8
                         338,292     Nokia Oyj 'A'                                 23,691,349       26,119,620        0.9
                         581,400     SBC Communications, Inc.                      31,034,048       32,558,400        1.1
                                                                               --------------   --------------      ------
                                                                                  107,483,842      113,294,225        3.8

Computers                634,800     Compaq Computer Corp.                         30,108,496       14,163,975        0.5
                         754,878   ++Dell Computer Corp.                           37,553,307       31,044,358        1.0
                         510,700   ++EMC Corp.                                     54,583,091       55,634,381        1.8
                         353,100     International Business Machines Corp.         63,260,403       73,864,106        2.5
                                                                               --------------   --------------      ------
                                                                                  185,505,297      174,706,820        5.8

Cosmetics                347,700     The Gillette Co.                              19,926,022       18,145,594        0.6

Drugs                    679,082     AstraZeneca Group PLC                         30,835,772       26,600,525        0.9

Electrical Equipment   1,185,700     General Electric Co.                         121,633,319      125,091,350        4.2

Electronics            1,231,080     Intel Corp.                                   84,249,892       75,249,765        2.5
                         513,800     Texas Instruments Inc.                        48,027,280       52,471,825        1.8
                                                                               --------------   --------------      ------
                                                                                  132,277,172      127,721,590        4.3

Entertainment            772,800     The Walt Disney Co.                           25,829,673       24,536,400        0.8

Finance                  445,600     Federal Home Loan Mortgage Association        26,762,888       27,961,400        0.9

Gas Pipeline &         3,855,434   ++TransMontaigne Inc. (c)                       27,060,669       54,939,934        1.8
Transmission

Household Products       459,200     The Procter & Gamble Co.                      40,788,600       43,078,700        1.4

Insurance                151,112     AXA                                           21,544,994       19,544,294        0.6
                         369,600     American International Group, Inc.            36,985,640       43,404,900        1.5
                                                                               --------------   --------------      ------
                                                                                   58,530,634       62,949,194        2.1



Merrill Lynch Growth Fund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                          Shares                                                                     Value      Percent of
Industries                 Held          Long-Term Investments                       Cost          (Note 1a)    Net Assets
Life Sciences          1,230,600   ++Affymetrix, Inc. (c)                      $   22,542,668   $   50,300,775        1.7%
                       3,875,000   ++Chiron Corp.                                  65,166,113       77,500,000        2.6
                         434,500     CytoTherapeutics, Inc. (Warrants)(a)             651,750                0        0.0
                       1,500,000   ++Human Genome Sciences, Inc. (c)               54,858,031       55,500,000        1.8
                       1,000,000   ++Millennium Pharmaceuticals, Inc.              17,754,752       37,187,500        1.2
                                                                               --------------   --------------      ------
                                                                                  160,973,314      220,488,275        7.3

Machinery &              204,475     Mannesmann AG                                 28,957,874       26,965,476        0.9
Equipment

Manufacturing          1,800,000     Tyco International Ltd.                      139,213,570      146,250,000        4.9

Medical Equipment      1,990,000   ++Guidant Corp.                                103,954,720      106,838,125        3.6

Medical Supplies         589,800     Medtronic, Inc.                               44,434,566       42,428,737        1.4

Medical Technology       485,800     Johnson & Johnson                             40,792,498       47,365,500        1.6

Natural Gas              784,000     Enron Corp.                                   51,658,188       58,996,000        2.0

Pharmaceuticals          682,400     Bristol-Myers Squibb Co.                      43,537,893       43,375,050        1.5
                         390,300     Eli Lilly and Co.                             35,666,685       28,735,838        1.0
                         863,900     McKesson HBOC, Inc.                           51,304,235       30,236,500        1.0
                         830,000     Merck & Co., Inc.                             60,694,294       58,307,500        1.9
                         775,200     Pfizer, Inc.                                 104,845,093       89,196,450        3.0
                         512,200     Schering-Plough Corp.                         27,730,243       24,745,662        0.8
                       2,364,952     SmithKline Beecham PLC                        32,548,083       31,298,248        1.0
                       1,281,800     Warner-Lambert Co.                            92,338,708       87,082,287        2.9
                                                                               --------------   --------------      ------
                                                                                  448,665,234      392,977,535       13.1

Retail                   542,900     The Home Depot, Inc.                          32,168,622       32,540,069        1.1
                       1,613,400     Wal-Mart Stores, Inc.                         68,353,938       74,216,400        2.4
                                                                               --------------   --------------      ------
                                                                                  100,522,560      106,756,469        3.5

Semiconductors           225,500     Motorola, Inc.                                16,000,514       18,068,187        0.6

Software--Computer     1,854,052   ++Microsoft Corp.                              159,001,600      150,641,725        5.0

Telecommunications       155,000   ++Global TeleSystems Group, Inc.                 8,912,500       10,230,000        0.3
                       1,170,400     Lucent Technologies Inc.                      64,939,216       70,370,300        2.4
                       1,257,436   ++MCI WorldCom Inc.                            100,265,310      103,345,521        3.5
                         256,700     Sprint Corp.                                  21,057,956       26,327,794        0.9
                         837,976     Ericsson LM 'B' Shares                        23,205,419       22,055,931        0.7
                         700,000     Telefonica SA                                 32,110,916       32,858,028        1.1
                         700,000     Telefonica SA (Rights)(b)                              0          651,978        0.0
                       1,970,000     Vodafone Group PLC (c)                        36,581,161       36,315,965        1.2
                                                                               --------------   --------------      ------
                                                                                  287,072,478      302,155,517       10.1

Utilities--              745,800     Ameritech Corp.                               46,872,522       51,040,688        1.7
Communication

                                     Total Long-Term Investments                2,705,123,378    2,925,744,522       97.5



Merrill Lynch Growth Fund
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                           Face                                                                     Value       Percent of
                          Amount            Short/Term Investments                     Cost       (Note 1a)     Net Assets
Commercial            $  546,000     General Motors Acceptance
Paper*                               Corp., 4.94% due 5/03/1999                $      545,850   $      545,850        0.0%

                                     Total Short-Term Investments                     545,850          545,850        0.0

Total Investments                                                              $2,705,669,228    2,926,290,372       97.5
                                                                               ==============
Other Assets Less Liabilities                                                                       75,455,930        2.5
                                                                                                --------------      ------
Net Assets                                                                                      $3,001,746,302      100.0%
                                                                                                ==============      ======


  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The rights may be exercised until 5/20/1999.
(c)Investment in an affiliated company (Note 5).

   See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 1999
Assets:             Investments, at value (identified cost--$2,705,669,228)
                    (Note 1a)                                                                             $2,926,290,372
                    Receivables:
                      Securities sold                                                 $   99,562,181
                      Beneficial interest sold                                             3,574,413
                      Dividends                                                            2,703,591         105,840,185
                                                                                      --------------
                    Prepaid registration fees and other assets (Note 1f)                                         123,866
                                                                                                          --------------
                    Total assets                                                                           3,032,254,423
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                        24,422,472
                      Investment adviser (Note 2)                                          1,642,236
                      Distributor (Note 2)                                                 1,511,097          27,575,805
                                                                                      --------------
                    Accrued expenses and other liabilities                                                     2,932,316
                                                                                                          --------------
                    Total liabilities                                                                         30,508,121
                                                                                                          --------------

Net Assets:         Net assets                                                                            $3,001,746,302
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    3,969,414
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      7,846,631
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        655,375
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      3,676,998
                    Paid-in capital in excess of par                                                       3,297,783,809
                    Accumulated investment loss--net                                                         (20,954,834)
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                       (447,989,689)
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net (Note 1g)                             (63,976,324)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        220,734,922
                                                                                                          --------------
                    Net assets                                                                            $3,001,746,302
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $771,334,190 and 39,694,135 shares
                    of beneficial interest outstanding                                                    $        19.43
                                                                                                          ==============
                    Class B--Based on net assets of $1,402,044,897 and 78,466,314 shares
                    of beneficial interest outstanding                                                    $        17.87
                                                                                                          ==============
                    Class C--Based on net assets of $116,276,402 and 6,553,746 shares
                    of beneficial interest outstanding                                                    $        17.74
                                                                                                          ==============
                    Class D--Based on net assets of $712,090,813 and 36,769,984 shares
                    of beneficial interest outstanding                                                    $        19.37
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended April 30, 1999
Investment          Interest and discount earned                                                          $   14,110,069
Income              Dividends (net of $224,853 foreign withholding tax)                                        7,658,056
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              21,768,125
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                 $   12,667,462
                    Account maintenance and distribution fees--Class B (Note 2)            9,647,222
                    Transfer agent fees--Class B (Note 2)                                  3,304,755
                    Transfer agent fees--Class A (Note 2)                                  1,471,946
                    Transfer agent fees--Class D (Note 2)                                  1,370,161
                    Account maintenance fees--Class D (Note 2)                             1,085,371
                    Account maintenance and distribution fees--Class C (Note 2)              851,184
                    Transfer agent fees--Class C (Note 2)                                    311,450
                    Printing and shareholder reports                                         244,387
                    Accounting services (Note 2)                                             153,403
                    Custodian fees                                                           126,737
                    Registration fees (Note 1f)                                              103,877
                    Professional fees                                                         38,746
                    Trustees' fees and expenses                                               24,946
                    Pricing fees                                                               4,616
                    Other                                                                     54,172
                                                                                      --------------
                    Total expenses before reimbursement                                   31,460,435
                    Reimbursement of expenses (Note 2)                                      (662,776)
                                                                                      --------------
                    Total expenses after reimbursement                                                        30,797,659
                                                                                                          --------------
                    Investment loss--net                                                                      (9,029,534)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                  (448,525,966)
(Loss) on             Foreign currency transactions--net                                     536,277        (447,989,689)
Investments &                                                                         --------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net                                                  (157,659,277)
(Notes 1b, 1c,        Foreign currency transactions--net                                     113,769        (157,545,508)
1e & 3):                                                                              --------------      --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                   (605,535,197)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (614,564,731)
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Six          For the
                                                                                        Months Ended         Year Ended
                                                                                          April 30,         October 31,
Increase (Decrease) in Net Assets:                                                          1999                1998
Operations:         Investment income (loss)--net                                     $   (9,029,534)     $   75,548,146
                    Realized loss on investments and foreign currency
                    transactions--net                                                   (447,989,689)        (63,976,192)
                    Change in unrealized appreciation on investments and
                    foreign currency transactions--net                                  (157,545,508)     (2,191,116,024)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from operations                (614,564,731)     (2,179,544,070)
                                                                                      --------------      --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (9,908,351)        (26,531,245)
Shareholders          Class B                                                            (10,381,062)        (29,259,026)
(Note 1g):            Class C                                                               (879,414)         (2,908,954)
                      Class D                                                             (8,144,104)        (21,460,174)
                    Realized gain on investments--net:
                      Class A                                                                     --         (92,635,994)
                      Class B                                                                     --        (264,389,838)
                      Class C                                                                     --         (24,792,797)
                      Class D                                                                     --         (88,098,272)
                    In excess of realized capital gain on investments--net:
                      Class A                                                                     --         (12,611,827)
                      Class B                                                                     --         (35,995,066)
                      Class C                                                                     --          (3,375,388)
                      Class D                                                                     --         (11,994,043)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                    (29,312,931)       (614,052,624)
                                                                                      --------------      --------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                      (1,332,593,260)       (755,047,073)
(Note 4):                                                                             --------------      --------------

Net Assets:         Total decrease in net assets                                      (1,976,470,922)     (3,548,643,767)
                    Beginning of period                                                4,978,217,224       8,526,860,991
                                                                                      --------------      --------------
                    End of period*                                                    $3,001,746,302      $4,978,217,224
                                                                                      ==============      ==============

                   *Undistributed (accumulated) investment income (loss)--net         $  (20,954,834)     $   17,387,631
                                                                                      ==============      ==============

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A++
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                            April 30,               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        1999        1998         1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period                   $    22.71   $    33.13   $    26.87  $    23.13    $    19.19
Performance:                                              ----------   ----------   ----------  ----------    ----------
                    Investment income--net                       .01          .46          .53         .31           .23
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          (3.08)       (8.47)        7.98        5.63          4.01
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations           (3.07)       (8.01)        8.51        5.94          4.24
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                    (.21)        (.48)        (.44)       (.35)           --
                      Realized gain on investments--net           --        (1.70)       (1.81)      (1.85)         (.30)
                      In excess of realized gain on
                      investments--net                            --         (.23)          --          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions           (.21)       (2.41)       (2.25)      (2.20)         (.30)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of period        $    19.43   $    22.71   $    33.13  $    26.87    $    23.13
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share       (13.58%)+++  (25.83%)      34.03%      28.15%        22.60%
Return:**                                                 ==========   ==========   ==========  ==========    ==========

Ratios to           Expenses, net of reimbursement              .97%*        .81%         .77%        .80%          .82%
Average                                                   ==========   ==========   ==========  ==========    ==========
Net Assets:         Expenses                                   1.01%*        .85%         .81%        .84%          .84%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income--net                      .08%*       1.72%        1.84%       1.28%         1.10%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  771,334   $1,111,166   $1,769,296  $1,056,870    $  670,164
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        82.90%       24.41%       24.75%      30.01%        37.42%
                                                          ==========   ==========   ==========  ==========    ==========

                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                         Class B++
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                            April 30,               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        1999        1998         1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period                   $    20.88   $    30.63   $    25.03  $    21.60    $    18.12
Performance:                                              ----------   ----------   ----------  ----------    ----------
                    Investment income (loss)--net               (.08)         .17          .22         .06           .01
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          (2.84)       (7.80)        7.39        5.26          3.77
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations           (2.92)       (7.63)        7.61        5.32          3.78
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                    (.09)        (.19)        (.20)       (.04)           --
                      Realized gain on investments--net           --        (1.70)       (1.81)      (1.85)         (.30)
                      In excess of realized gain on
                      investments--net                            --         (.23)          --          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions           (.09)       (2.12)       (2.01)      (1.89)         (.30)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of period        $    17.87   $    20.88   $    30.63  $    25.03    $    21.60
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share       (14.01%)+++  (26.57%)      32.62%      26.84%        21.37%
Return:**                                                 ==========   ==========   ==========  ==========    ==========

Ratios to           Expenses, net of reimbursement             2.00%*       1.83%        1.79%       1.82%         1.84%
Average                                                   ==========   ==========   ==========  ==========    ==========
Net Assets:         Expenses                                   2.03%*       1.87%        1.83%       1.85%         1.87%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net              (.84%)*       .70%         .82%        .26%          .04%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $1,402,045   $2,544,979   $4,687,523  $2,916,507    $1,920,451
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        82.90%       24.41%       24.75%      30.01%        37.42%
                                                          ==========   ==========   ==========  ==========    ==========

                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class C++
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                            April 30,               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        1999        1998         1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period                   $    20.72   $    30.43   $    24.89  $    21.59    $    18.12
Performance:                                              ----------   ----------   ----------  ----------    ----------
                    Investment income(loss)--net                (.08)         .17          .22         .06           .03
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          (2.82)       (7.75)        7.34        5.23          3.74
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations           (2.90)       (7.58)        7.56        5.29          3.77
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                    (.08)        (.20)        (.21)       (.14)           --
                      Realized gain on investments--net           --        (1.70)       (1.81)      (1.85)         (.30)
                      In excess of realized gain on
                      investments--net                            --         (.23)          --          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions           (.08)       (2.13)       (2.02)      (1.99)         (.30)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of period        $    17.74   $    20.72   $    30.43  $    24.89    $    21.59
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share       (14.01%)+++  (26.60%)      32.63%      26.84%        21.32%
Return:**                                                 ==========   ==========   ==========  ==========    ==========

Ratios to Average   Expenses, net of reimbursement             2.02%*       1.84%        1.80%       1.84%         1.86%
Net Assets:                                               ==========   ==========   ==========  ==========    ==========
                    Expenses                                   2.05%*       1.88%        1.84%       1.87%         1.89%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net              (.80%)*       .68%         .81%        .25%          .14%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  116,276   $  239,445   $  427,377  $  187,221    $   85,486
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        82.90%       24.41%       24.75%      30.01%        37.42%
                                                          ==========   ==========   ==========  ==========    ==========

                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                         Class D++
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                            April 30,               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        1999        1998         1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period                   $    22.63   $    33.01   $    26.79  $    23.06    $    19.18
Performance:                                              ----------   ----------   ----------  ----------    ----------
                    Investment income(loss)--net                (.01)         .39          .46         .24           .22
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          (3.07)       (8.43)        7.95        5.63          3.96
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations           (3.08)       (8.04)        8.41        5.87          4.18
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                    (.18)        (.41)        (.38)       (.29)           --
                      Realized gain on investments--net           --        (1.70)       (1.81)      (1.85)         (.30)
                      In excess of realized gain on
                      investments--net                            --         (.23)          --          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions           (.18)       (2.34)       (2.19)      (2.14)         (.30)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of period        $    19.37   $    22.63   $    33.01  $    26.79    $    23.06
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share       (13.67%)+++  (26.00%)      33.67%      27.83%        22.29%
Return:**                                                 ==========   ==========   ==========  ==========    ==========

Ratios to Average   Expenses, net of reimbursement             1.22%*       1.06%        1.02%       1.05%         1.08%
Net Assets:                                               ==========   ==========   ==========  ==========    ==========
                    Expenses                                   1.25%*       1.10%        1.06%       1.08%         1.10%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net              (.14%)*      1.47%        1.59%       1.03%         1.00%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  712,091   $1,082,627   $1,642,665  $  932,811    $  614,357
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        82.90%       24.41%       24.75%      30.01%        37.42%
                                                          ==========   ==========   ==========  ==========    ==========


                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Growth Fund
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk of existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.65%. As a result of a voluntary waiver of expenses beginning on December 16, 1994, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets on the first $1 billion; 0.625% of the average net assets on the next $500 million; 0.60% of the average net assets over $1.5 billion but not exceeding $10 billion; and 0.575% of average net assets in excess of $10 billion. For the six months ended April 30, 1999, MLAM earned fees of $12,667,462, of which $662,776 was voluntarily waived.


Merrill Lynch Growth Fund
April 30, 1999


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the the six months ended April 30, 1999, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $1,502       $ 19,383
Class D                               $7,383       $109,619

For the the six months ended April 30, 1999, MLPF&S received contingent deferred sales charges of $3,657,391 and $90,635 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,178,615 in commissions on the execution of portfolio security transactions for the Fund for the the six months ended April 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $2,761,545,896 and $3,344,253,726, respectively.

Net realized gains (losses) for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

                                Realized         Unrealized
                             Gains (Losses)         Gains

Long-term investments        $(448,523,777)     $220,621,144
Short-term investments              (2,189)               --
Foreign currency
transactions                       536,277           113,778
                             -------------      ------------
Total                        $(447,989,689)     $220,734,922
                             =============      ============

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $220,621,144, of which $331,496,619 related to appreciated securities and $110,875,475 related to depreciated securities. At April 30, 1999, the aggregate cost of investments for Federal income tax purposes was $2,705,669,228.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $1,332,593,260 and $755,047,073 for the six months ended April 30, 1999 and the year ended October 31, 1998, respectively.


Merrill Lynch Growth Fund
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six                          Dollar
Months Ended April 30, 1999         Shares          Amount

Shares sold                      7,122,020    $  146,442,322
Shares issued to shareholders
in reinvestment of dividends       459,562         9,577,280
                               -----------    --------------
Total issued                     7,581,582       156,019,602
Shares redeemed                (16,822,039)     (344,539,248)
                               -----------    --------------
Net decrease                    (9,240,457)   $ (188,519,646)
                               ===========    ==============


Class A Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                     22,278,893    $  605,535,677
Shares issued to shareholders
in reinvestment of dividends
and distributions                3,995,517       118,469,939
                               -----------    --------------
Total issued                    26,274,410       724,005,616
Shares redeemed                (30,752,326)     (794,372,160)
                               -----------    --------------
Net decrease                    (4,477,916)   $  (70,366,544)
                               ===========    ==============


Class B Shares for the Six                          Dollar
Months Ended April 30, 1999         Shares          Amount

Shares sold                     10,432,598    $  198,168,210
Shares issued to shareholders
in reinvestment of dividends       480,513         9,245,064
                               -----------    --------------
Total issued                    10,913,111       207,413,274
Automatic conversion of
shares                          (2,845,165)      (54,036,435)
Shares redeemed                (51,507,072)     (976,042,202)
                               -----------    --------------
Net decrease                   (43,439,126)   $ (822,665,363)
                               ===========    ==============


Class B Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                     39,588,205    $  996,388,789
Shares issued to shareholders
in reinvestment of dividends
and distributions               10,881,118       300,907,393
                               -----------    --------------
Total issued                    50,469,323     1,297,296,182
Automatic conversion of
shares                          (7,275,492)     (175,563,924)
Shares redeemed                (74,319,312)   (1,755,281,872)
                               -----------    --------------
Net decrease                   (31,125,481)   $ (633,549,614)
                               ===========    ==============



Class C Shares for the Six                          Dollar
Months Ended April 30, 1999         Shares          Amount

Shares sold                        614,593    $   11,670,102
Shares issued to shareholders
in reinvestment of dividends        39,676           757,812
                                ----------    --------------
Total issued                       654,269        12,427,914
Shares redeemed                 (5,654,177)     (106,816,468)
                                ----------    --------------
Net decrease                    (4,999,908)   $  (94,388,554)
                                ==========    ==============


Class C Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                      5,773,646    $  148,910,650
Shares issued to shareholders
in reinvestment of dividends
and distributions                1,035,142        28,415,638
                                ----------    --------------
Total issued                     6,808,788       177,326,288
Shares redeemed                 (9,297,825)     (220,244,333)
                                ----------    --------------
Net decrease                    (2,489,037)   $  (42,918,045)
                                ==========    ==============


Class D Shares for the Six                          Dollar
Months Ended April 30, 1999         Shares          Amount

Shares sold                      3,468,953    $   71,264,021
Shares issued to shareholders
in reinvestment of dividends       348,930         7,254,254
Automatic conversion of
shares                           2,626,711        54,036,435
                               -----------    --------------
Total issued                     6,444,594       132,554,710
Shares redeemed                (17,522,978)     (359,574,407)
                               -----------    --------------
Net decrease                   (11,078,384)   $ (227,019,697)
                               ===========    ==============


Class D Shares for the Year                         Dollar
Ended October 31, 1998             Shares           Amount

Shares sold                     15,622,997    $  429,388,296
Shares issued to shareholders
in reinvestment of dividends
and distributions                3,664,390       108,678,158
Automatic conversion of
shares                           6,721,770       175,563,924
                                ----------    --------------
Total issued                    26,009,157       713,630,378
Shares redeemed                (27,919,811)     (721,843,248)
                                ----------    --------------
Net decrease                    (1,910,654)   $   (8,212,870)
                                ==========    ==============


Merrill Lynch Growth Fund
April 30, 1999


5. Transactions with Affiliated Companies:
Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                              Increase in    Increase in    Dividend
Industry                         Affiliate                    Shares--Net     Cost--Net      Income
Life Sciences                    Affymetrix, Inc.                   --             --         ++
Life Sciences                    Human Genome Sciences, Inc.        --             --         ++
Gas Pipeline & Transmission      TransMontaigne Inc.                --             --         ++
Telecommunications               Vodaphone Group PLC            1,970,000     $36,581,161     ++

++Non-income producing security.


6. Commitments:
At April 30, 1999, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with the approximate value of $22,427,000.


7. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $63,610,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.





PORTFOLIO INFORMATION


As of April 30, 1999
                                   Percent of
Ten Largest Equity Holdings        Net Assets

Safra Republic Holdings                5.7%
Microsoft Corp.                        5.0
Tyco International Ltd.                4.9
General Electric Co.                   4.2
Guidant Corp.                          3.6
MCI WorldCom Inc.                      3.5
Pfizer, Inc.                           3.0
Warner-Lambert Co.                     2.9
Maxim Integrated Products, Inc.        2.7
Monsanto Co.                           2.7


                                   Percent of
Geographic Allocation              Net Assets

United States                         88.8%
United Kingdom                         4.4
Spain                                  1.1
Germany                                0.9
Finland                                0.9
Sweden                                 0.7
France                                 0.7

